UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 8, 2004

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California
(Exact Name of Registrant as Specified in Its Charter)

000-05020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

545 12th Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)

(805) 239-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 -Results of Operations and Financial Condition

2.02 On October 8, 2004 the Company issued a press release relating to Heritage Oaks Bancorp (HEOP) earnings and results of operations for the three and nine months ended September 30, 2004. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference in this current report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9,01 Financial Statements and Exhibits.
9.01 ( c ) Exhibits

Exhibit No.	Description
99.1	Press Release of October 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2004

Heritage Oaks Bancorp

By:	/s/ Lawrence Ward
Lawrence Ward
President and Chief Executive Officer

By:	/s/ Margaret Torres
Margaret Torres
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 8, 2004